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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15D OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) February 23, 2005
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                          WILMINGTON TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)





           Delaware                     1-14659                 51-0328154
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)



                          Wilmington Trust Corporation
                               Rodney Square North
                            1100 North Market Street
                              Wilmington, Delaware                  19890
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                 (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:    (302) 651-1000
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         (Former names or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 230.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

At a meeting held on February 23, 2005, the Compensation Committee of the Board of Directors of Wilmington Trust Corporation (the "Corporation") established the annual objectives for bonus awards for certain of its officers for 2005 payable in 2006. Those objectives for Ted T. Cecala relate to accomplishment of designated business objectives, growth in the Corporation's net income for 2005 compared to peer institutions, and the Corporation's net income for 2005 compared to its business plan. The objectives for Robert V.A. Harra Jr., Rodney
P. Wood, and William J. Farrell II relate to accomplishment of designated objectives within each of the Regional Banking, Wealth Advisory Services, and Corporate Client Services businesses, respectively, growth in the Corporation's net income for 2005 compared to peer institutions, and the Corporation's net income for 2005 compared to its business plan. The objectives for David R. Gibson and Michael A. DiGregorio relate to accomplishment of designated business objectives, growth in the Corporation's net income for 2005 compared to peer institutions, and the Corporation's net income for 2005 compared to its business plan.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              WILMINGTON TRUST CORPORATION


Dated: February 23, 2005                      By: /s/ Ted T. Cecala
                                                  ------------------------------
                                                  Name:  Ted T. Cecala,
                                                  Title: Chairman of the Board
                                                         and Chief Executive
                                                         Officer (Authorized
                                                         Officer)